Earnings Conference Call Second Quarter 2014 July 17, 2014 – 9:00am CT

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our Form 10-Q for the second quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward- looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. 2

3 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2* Q3* Q4* Q1* Q2 Q2 2014 Performance Adjusted Earnings Per Share* (continuing operations) Q2 Q2/Q2 * Excludes discrete & other tax benefits of $0.02 in Q1 2013, $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013, and $0.01 in Q1 2014; excludes other one-time gains of $0.02 in Q3 2013 (a) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2013 2014  Solid revenue growth is led by Fluids, Engineered Systems and Energy  United States, Europe and Asia markets were strong; Latin America and Brazil were soft  Segment margin of 18.3% as expected, impacted 40 bps by the impact of recent acquisitions  Bookings growth of 11% is broad-based across all segments  Book-to-bill of 1.02 is seasonally strong Revenue $2.0B 6% $3.9B 6% Adj. EPS (cont.) $1.29 14% $2.30 12% Bookings $2.1B 11% $4.1B 8% Seg. Margins 18.3% Flat 17.5% -20 bps Organic Rev. 3% 3% Acq. Growth 3% 3% FCF (a) $154M -29% $160M -36% 1H 1H/1H

4 Revenue Q2 2014 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic 3% 5% 2% 1% 3% Acquisitions 1% 4% 9% - 3% Currency -1% - 1% - - Total 3% 9% 12% 1% 6% 1H 2014 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic 3% 5% 7% -1% 3% Acquisitions 1% 3% 10% - 3% Currency -1% - 1% - - Total 3% 8% 18% -1% 6%

5 Printing & ID Industrial $428 $410 $478 $477 $283 $282 $363 $375 $494 $543 $0 $200 $400 $600 $800 DE Q1 DE Q2 DES Q1 DES Q2 DF Q1 DF Q2 DRE Q1 DRE Q2 Sequential Results – Q1 2014 → Q2 2014 5 $386 $412 $479 $481 $264 $287 $345 $346 $411 $522 $0 $200 $400 $600 $800 DE Q1 DE Q2 DES Q1 DES Q2 DF Q1 DF Q2 DRE Q1 DRE Q2 Revenue Flat ↑ 10% ↑ 27% ↑ 3% Flat ↓ 3% ↑8% Flat Bookings

6 Energy  Drilling & Production revenue growth was strong in core U.S. markets; partially offset by tough comps related to Australian activity  Bearings & Compression results impacted by softness in bearings relating to OEM build rates  Overall margin remains strong and in-line with expectations at 23.9%  Bookings growth of 15% was broad-based  Book-to-bill at 0.99 6 Q2 2014 Q2 2013 % Change Revenue $481 $466 3% Earnings $115 $110 5% Margin 23.9% 23.5% 40 bps Bookings $477 $417 15% Revenue by End-Market % of Q2 Revenue Y / Y Growth Drilling & Production 82% 5% Bearings & Compression 18% -3% $ in millions

7 Engineered Systems  Revenue growth is broad- based in Printing & Identification with very strong results in the US and Europe  Revenue growth in Industrial is led by environmental solutions and vehicle services businesses  Margin was steady at 16.1%; the benefits of productivity and volume leverage offset product mix and acquisition headwind  Broad-based bookings growth  Book-to-bill of 0.99 7 Q2 2014 Q2 2013 % Change Revenue $699 $639 9% Earnings $112 $103 9% Margin 16.1% 16.1% Flat Bookings $692 $656 5% Revenue by End-Market % of Q2 Revenue Y / Y Growth Printing & Identification 41% 15% Industrial 59% 6% $ in millions

8 Fluids  Revenue growth driven by solid demand across most end-markets and acquisitions; partially offset by tough comps related to project shipments in Q2 2013  Pumps benefitting from strong demand in specialty chemical verticals; Fluid transfer benefitting from increased regulatory activity  Excluding the impact of recent acquisitions, segment margin was about 20% on volume leverage and productivity  Bookings activity remains strong across the segment  Book-to-bill at 1.08 8 Q2 2014 Q2 2013 % Change Revenue $346 $310 12% Earnings $ 63 $ 59 7% Margin 18.2% 18.9% -70 bps Bookings $375 $299 26% Revenue by End-Market % of Q2 Revenue Y / Y Growth Pumps 45% 7% Fluid Transfer 55% 15% $ in millions

9 Refrigeration & Food Equipment  Revenue growth driven by strong performance in Food Equipment markets; partially offset by the timing of shipments as we completed the transition to our new Atlanta manufacturing center, and soft Latin American markets  Margin improvement driven by productivity gains and favorable product mix  Bookings and backlog growth is seasonally strong  Book-to-bill at a strong 1.04 9 Q2 2014 Q2 2013 % Change Revenue $522 $518 1% Earnings $ 85 $ 82 3% Margin 16.3% 15.9% 40 bps Bookings $543 $515 5% Revenue by End-Market % of Q2 Revenue Y / Y Growth Refrigeration 77% -1% Food Equipment 23% 8% $ in millions

10 Q2 2014 Overview 10 Q2 2014 Net Interest Expense $32 million, up $2 million from last year and in- line with expectations Corporate Expense $29 million, down $6 million from last year, roughly in-line with expectations Effective Tax Rate (ETR) Q2 rate was 30.8%, in-line with expectations Capex $44 million, in-line with expectations Share Repurchases Repurchased 290K shares ($25M) in quarter

11 FY 2014 Guidance  Revenue – Organic revenue: 3% - 4% – Completed acquisitions: ≈ 3% – Total revenue: 6% - 7%  Corporate expense: ≈ $125 million  Interest expense: ≈ $133 million  Full-year tax rate: ≈ 31.0%  Capital expenditures: ≈ 2.5% of revenue  FY free cash flow: ≈ 11% of revenue 2014 Organic growth rate Energy ≈ 5% Engineered Systems 4% - 5% Fluids 4% - 5% Refrigeration & Food Equipment 1% - 2% Total organic 3% - 4% Acquisitions ≈ 3% (a) Total growth 6% - 7% (a) Reflects completed acquisitions

12 2014 EPS Guidance Bridge – Continuing Ops  2013 EPS – Continuing Ops $ 4.81 – Less 2013 tax benefits(1): (0.46) – Other one-times gains(2): (0.02)  2013 Adjusted EPS $ 4.33 – Volume, mix, price (inc. FX): 0.26 - 0.33 – Net benefits of productivity: 0.17 - 0.21 – Acquisitions: 0.05 - 0.06 – Investment / Compensation: (0.18 - 0.22) – Corporate expenses: 0.03 - 0.04 – Interest / Shares / Tax rate (net): 0.09 - 0.10  2014 EPS – Continuing Ops $4.75 - $4.85 (1) $0.02 in Q1 2013 , $0.36 in Q2 2013, $0.04 in Q3 2013, $0.04 in Q4 2013 (2) $0.02 in Q3 2013